UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): August 12, 2004


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
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(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     In August 2004, Conseco, Inc. entered into: (i) an agreement with R. Glenn Hilliard, its Executive Chairman of the Board; and (ii) an employment agreement with William S. Kirsch, its President and Chief Executive Officer. Copies of such agreements are filed as Exhibits 10.8 and 10.9 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          10.8 Agreement dated as of August 20, 2004 between Conseco, Inc. and R. Glenn Hilliard.

          10.9 Employment Agreement dated as of August 12, 2004 between Conseco, Inc. and William S. Kirsch.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

September 17, 2004
                                           By:  /s/ Eugene M. Bullis
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                                                Eugene M. Bullis
                                                  Executive Vice President and
                                                  Chief Financial Officer